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                FRONTIER GROWTH FUND
           FRONTIER SMALL COMPANY VALUE FUND
          -----------------------------------


                   ANNUAL REPORT
                SEPTEMBER 30, 2001

               FRONTIER GROWTH FUND
         FRONTIER SMALL COMPANY VALUE FUND

                  Annual Report
                September 30, 2001


                TABLE OF CONTENTS

                                                                Begins
                                                                on Page
                                                                -------
Letter to Shareholders............................................ 1
Portfolio Managers' Comments...................................... 3
Summary of Industry Weightings and Top Ten Holdings .............. 7
Schedules of Portfolio Investments ............................... 8
    DETAILED PORTFOLIO LISTINGS BY SECURITY TYPE AND
    INDUSTRY SECTOR, AS VALUED AT SEPTEMBER 30, 2001
Financial Statements:
  Statements of Assets and Liabilities .......................... 14
    FUNDS' BALANCE SHEET, NET ASSET VALUE (NAV) PER
    SHARE COMPUTATION AND CUMULATIVE UNDISTRIBUTED AMOUNTS
  Statements of Operations ...................................... 15
    DETAIL OF SOURCES OF INCOME, FUND EXPENSES, AND
    REALIZED AND UNREALIZED GAINS (LOSSES) DURING THE PERIOD
  Statements of Changes in Net Assets ........................... 16
    DETAIL OF CHANGES IN FUND ASSETS FOR THE PERIOD
FINANCIAL HIGHLIGHTS
 ................................................................. 17
    NET ASSET VALUE, TOTAL RETURN, EXPENSE RATIOS,
    TURNOVER RATIO AND NET ASSETS
NOTES TO FINANCIAL STATEMENTS ................................... 19
    ACCOUNTING AND DISTRIBUTION POLICIES, DETAILS
    OF AGREEMENTS AND TRANSACTIONS WITH FUND MANAGEMENT
    AND AFFILIATES
REPORT OF INDEPENDENT ACCOUNTANTS................................ 23


LETTER TO SHAREHOLDERS
-------------------------------------------------------
Dear Fellow Shareholders:

     We, like all civilized people were shocked and saddened on September 11th, as we watched innocent people suffer and perish as a result of the terrorist attacks. Our thoughts, prayers and sympathies are directed to all the world during this hostile period, but particularly to those who have been directly affected. Our sincerest appreciation and admiration are directed to those who did and/or continue to risk their lives to help others in need over the past few months.

     While the most profound and important effects of the recent terrorist attacks are personal, we, as stewards of your investment, must also focus on the economic and financial consequences. The economic slowdown and accompanying financial market turbulence that began in early 2000 and worsened throughout 2001 was merely exacer-bated by the events of September 11th and the destructive activities that have continued in various forms since then. The extremely fertile business environment that we experienced throughout the late nineties, where low inflation, high employment, rising productivity, falling interest rates and favorable demographic trends all contributed to a virtuous economic cycle, encouraged investors and business leaders to rapidly build up capacity in all manner of businesses. This was especially true in the technology and communication arenas where demand was clearly accelerating and investors' willing-ness to put their ever rising wealth at risk drove the cost of capital to all time lows. In fact, business leaders had no good incentive to refrain from the rapid build out, and those that did were at serious risk of being driven to obsolescence, acquired by an aggressive upstart or fired. Despite what is plainly clear in hindsight, many very intelligent people made many bad decisions that were quite rational and even possibly unavoidable given the environment they were in at the time. This is a business cycle, and as usual, just as it started to seem that technology and education would enable us to avoid such things, the virtuous cycle sputtered. Even though it is typical in many respects, as always, the cycle is somewhat different this time around. The recent terrorist attacks, the additional costs and resources that will be expended in order to heighten security, and the prospect of an extended military conflict have added more uncertainty to the shape and duration of the current cycle.

     Many expect this to push the U.S. economy into its first recession since 1990-1991. The depth of the recession will not be known until after the fact, but it occurs at a particularly poor time because there is little economic demand from any of the other developed nations. Japan's economy may be in its fourth recession in a decade and Europe's growth, slow to begin with, has been impacted by a drop in U.S. demand. Thus, the economic backdrop at the end of September was as bad as it has been for some time. There have been some positive economic developments, mostly prospec-tive.
The U.S. government and several central banks jointly adopted very stimulative positions. In addition, the resiliency of the U.S. financial system in the face of such a tragedy was a significant plus. Although the U.S. financial markets did shut down for their longest duration since 1918, all systems functioned appropriately when they reopened. It also appeared that the worst of the technology inventory glut has been worked through, which means that when demand picks up again, production should ramp up as well.

     Not surprisingly, given the economic backdrop, the financial markets have, in many respects, reversed.
High growth, high risk, new economy stocks that had been high flyers until 2000 have been decimated, the businesses often starving for cash and

                            1
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LETTER TO SHAREHOLDERS (continued)
-------------------------------------------------------
unable to scour up relief from the capital markets. On the other hand, steadily profit-able, old economy companies have fared much better. Meanwhile, most fixed-income investments have performed rather well. As a result of the Federal Reserve's aggressive easing, short-term and intermediate-term interest rates have fallen significantly in 2001. While we noted in our last report that the flatly shaped yield curve present in early and mid-2000 was correctly forecasting a slowing economy, the recent steepening of the curve portends a more positive economic environment going forward.

     As a result of its focus on rapidly growing companies, the Frontier Growth Fund declined in line with the Russell 1000 Growth Index over the past one year period. Although it is modestly down since its inception in February, the Frontier Small Company
Value Fund has fared much better within this environment. A more detailed review of each Fund's performance along with the portfolio managers' outlook going forward are included within this report, in addition to detailed portfolio listings and financial statements for each Fund. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website at www.managersamg.com.

     We thank you for your investment in Managers AMG
Funds.

Sincerely,


/s/ Peter M. Lebovitz
President
Managers AMG Funds

-----------------------------------------------------
FRONTIER FUNDS
Portfolio Managers' Comments
-----------------------------------------------------

MANAGERS DISCUSSION AND ANALYSIS OF 2001 RESULTS

FRONTIER GROWTH FUND

For the year ended September 30, 2001, the Frontier
Growth Fund was down 45.4% compared to a 45.6% decline in the Russell 1000 Growth Index and a 26.6% decline in the broader S&P 500 index.

While performance was in line with the Growth index, performance relative to the broader market was substantially impacted by the considerable downdraft in technology shares. While we had moved to prune a great deal of our technology exposure during 2000, several remaining important holdings of the portfolio were impacted late in 2000 and into 2001. We had believed such holdings could persevere in a less robust environment due to strong secular trends and market leadership. However, the resulting plunge in information technology spending caught up with even the most promising companies. Specifically, we experienced significant corrections in: EMC in enterprise storage, Nokia in wireless equipment, Cisco in networking, and a number of leading companies in semiconductors. While we have significantly reduced our technology exposure in recognition of what is likely to be a prolonged spending downturn, we continue to believe select technology exposure will provide attractive long-term returns. Performance was also impacted by investments in several media companies that have suffered as corporate America has significantly scaled back advertising. We maintain positions in several leading media companies as we believe these same companies may well be leaders in the market's next upturn as advertising rebounds.

By way of background, the stock market's performance in 2001 has been one of the worst in decades. Weak corporate profits, a contraction in capital spending, uncertainty created by the horrific events of September
11th, and recession fears have precipitated the market's sharp drop. While the events of September 11th have clearly changed American psychology and the economic landscape is challenging, such levels of pessimism and fear as now exist usually mark a low in market sentiment and performance. Indeed, through the first weeks of October, the market has recaptured a good portion of the steep declines witnessed in the days following the attacks of September 11th.

We are optimistic that the stage is being set for a recovery in both the economy and the stock market during 2002. Eventually, investors should gain confidence that a record level of monetary and fiscal stimulus will boost economic growth. Historically, the record levels of monetary and fiscal stimulus now being dispensed have led to extremely strong gains in the stock market.
Indeed, there have been eight cycles during the past 50 years when the Fed has eased by over 50% as they have now done. Without exception, the S&P 500 was up a year later, by an average of 28%. Additionally, fiscal policy is swinging from highly restrictive to more accommodating. Specifically, the Federal government has put plans in place to spend an additional $130 billion on top of the $70 billion legislated for tax cuts.
Fiscal expansion in total will equate to roughly a 2% boost to GDP. Taken together, fiscal expansion and monetary stimulus will be at levels not seen since World
War II and create a powerful foundation for economic recovery.

The difficulty predicting the timing of the economic rebound warrants us maintaining our present balance between stable growth companies with less cyclical growth characteristics and companies possessing significant operating leverage to an eventual

                          3
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------------------------------------------------------
FRONTIER FUNDS
Portfolio Managers' Comments (continued)
------------------------------------------------------

upturn in the economy. While a resolution to the present terrorist conflict may be long in coming, progress will certainly help lift business and consumer confidence.
With the groundwork being set for a much-improved economy, we think it makes great sense to maintain a healthy exposure to companies that will have strong leverage to that upturn in the economy, namely companies in the technology, consumer discretionary, media, financial services, and producer durable sectors. We continue to believe that technology remains a key to longer-term, superior investment results as technology remains a critical driver of economic productivity gains. We have selectively built up financials over the past several months anticipating the benefits of lower interest rates and improved capital markets. Likewise, we have built up select consumer and media related areas given they tend to be early cycle leaders. Finally, we have balanced the risk to any delayed economic upturn by maintaining considerable investments in healthcare, which possesses attractive secular demand characteristics and greater economic resiliency.

CUMMULATIVE TOTAL RETURN PERFORMANCE
Frontier Growth Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P
500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks.
The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Frontier Growth Fund on October 2, 2000, (commencement of operations), to a $10,000 investment made in the S&P
500 for the same time period. Past performance is not indicative of future results.

                          AVERAGE ANNUAL TOTAL RETURNS:
                          Frontier Growth Fund   -45.40%
                          S&P 500 Index          -26.60%

Value of $10,000 Investment


             Frontier Growth Fund          S&P 500 Index

Oct-00           $ 9,610                      $ 9,960
Nov-00           $ 8,030                      $ 9,174
Dec-00           $ 8,310                      $ 9,219
Jan-01           $ 8,872                      $ 9,546
Feb-01           $ 7,216                      $ 8,676
Mar-01           $ 6,403                      $ 8,126
Apr-01           $ 7,357                      $ 8,758
May-01           $ 7,246                      $ 8,817
Jun-01           $ 6,996                      $ 8,602
Jul-01           $ 6,704                      $ 8,517
Aug-01           $ 6,263                      $ 7,984
Sep-01           $ 5,460                      $ 7,339


                        4
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------------------------------------------------------
FRONTIER FUNDS
Portfolio Managers' Comments
------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND

The following is a review of the Frontier Small Company
Value Fund (the "Fund") since its inception on February
28, 2001 through the fiscal year ended September 30, 2001.

Over this period the Fund declined 5.1%. This compares to declines of 4.8% and 13.9% for the Russell 2000 Value
Index and the Russell 2000 Index, respectively.

The immediate adverse effects on the stock market after the tragic events of September 11th help to explain the decline in the Fund's net asset value. Specifically, from the inception date through September 10, the Fund had a positive total return of 3.8%. However, from September 10 to the end of September, the Fund suffered a sharp decline of 8.6%. Most stock market indexes also suffered sharp declines over this period.

Since inception, the Fund showed positive contributions from several industry sectors; however, this was more than offset by declines in other sectors. Performance during the period was primarily helped by investments in financial services stocks, specifically Real Estate
Investment Trusts (REITs) followed by regional banks and property & casualty insurance companies. Other industries that positively contributed to the portfolio included utilities, transportation, health care, and materials & processing.

The market tends to abhor uncertainty, and a significant reason for the strength exhibited by REITs and utilities during the period related to a flight by investors towards safer, high dividend-yielding securities in less cyclical industries. Some property & casualty insurance companies outperformed given the view that the Sept.
11th tragedy will lead to sharp increases in insurance rates. Many smaller bank stocks have done well this year as the spread between borrowing rates and lending rates widened. Of the Fund's top ten performing stocks during the period, four were in financial services and the remainder were from various other industry groups.

Unfortunately, this positive performance was more than offset by declines in our investments in technology and consumer discretionary stocks. Other sectors that declined included producer durables and energy. The
Fund's technology stocks declined as the stock market continued to lose interest in this sector, despite valuations being substantially lower than in 2000 when the sector was very much in favor. While Wall Street has reduced near-term earnings estimates for many technology stocks, we feel the longer-term earnings power for our technology holdings remains very compelling. We sought to take advantage of the sharp declines in technology stock prices and searched through the rubble to add inexpensive, yet high quality names. In assessing our investments in this sector, we do not assume the stocks will regain their 2000 "mania" valuations, instead we look for a rational upside price that outweighs the downside risk in both magnitude and probability. Despite the performance of technology stocks as a group, one of our technology investments, Structural Dynamics, contributed more to the Fund's performance during the period than did any other single holding.

Our decision to purchase Structural Dynamics (SDRC) is a good example of our investment philosophy. We believe the market overreacts in the short term, pricing out-of-favor companies too low relative to their intrinsic values. Stocks tend to correct this mispricing over time as companies restructure, hire new management, invest in new products to enhance their competitive standing, see a cyclical upturn in their industry, or become takeover targets. We purchased SDRC for the Fund because of its enhanced product offering, appointment of a new chief operating officer, and the potential for its two main product areas to show rebounding

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-----------------------------------------------------
FRONTIER FUNDS
Portfolio Managers' Comments (continued)
-----------------------------------------------------
growth. In May, Electronic Data Systems (EDS) announced its intention to acquire SDRC, and we took that opportunity to sell our position.

Our holdings in consumer discretionary stocks, a highly cyclical sector, declined in part due to market fears of an economic slowdown. In addition, some of these stocks were focused in a number of areas that were particularly impacted by the tragic events of Sept. 11th. These included lodging, leisure, and staffing services. Of the Fund's bottom ten performing stocks during the period, half were technology-related. Another four were in consumer discretionary stocks.

Since Sept. 11th, we have made several changes to the portfolio. We have reduced our investments in air transport related businesses, while increasing our exposure to several companies with defense and security related businesses. In addition, we have increased our weightings in the property & casualty insurance sector.
Experts believe more than $40 billion will be paid to victims of the Sept. 11th tragedy, which is likely to leave the industry undercapitalized compared to demand.
Prior to the World Trade Center catastrophe, the insurance industry had been enjoying a cyclical upturn, and we believe that the current scarcity of capital will only serve to accelerate rate increases.

Despite the difficult economy, we are enthusiastic about the Fund's current holdings. Furthermore, the current market uncertainty provides numerous opportunities to invest in strong, high quality companies at attractive valuations. We remain optimistic about the prospects for small cap value stocks going forward.

CUMULATIVETOTALRETURNPERFORMANCE
The Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Value
Index is an unmanaged capitalization-weighted index of those companies with lower price-to-book ratios and lower forecasted growth values which are among the 2,000 smallest companies in the Russell 3000 Index. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Frontier Small company Value Fund on February 28, 2001, (commencement of operations), to a $10,000 investment made in the Russell 2000 Value Index for the same time period. Past performance is not indicative of future results.


Value of $10,000 Investment


        Frontier Small Company Value Fund   Russell 2000 Value Index

Mar-01           $ 9,640                      $ 9,840
Apr-01           $10,310                      $10,295
May-01           $10,690                      $10,560
Jun-01           $11,160                      $10,985
Jul-01           $11,090                      $10,738
Aug-01           $10,900                      $10,701
Sep-01           $ 9,490                      $ 9,520


TOTAL RETURNS SINCE INCEPTION OF FUND:
Frontier Small Company Value Fund        -5.10%
Russell 2000 Value Index                 -4.79%

--------------------------------------------------------
FRONTIER FUNDS
SUMMARY OF INDUSTRY WEIGHTINGS AS OF SEPTEMBER 30, 2001
(unaudited)
--------------------------------------------------------



                                                    FRONTIER
                           FRONTIER              SMALL COMPANY
MAJOR SECTORS             GROWTH FUND              VALUE FUND
-------------           ---------------         ---------------
Consumer Discretionary       14.1 %                   12.4 %
Energy                        0.0                      1.7
Financials                   21.7                     24.7
Health Care                  25.2                      0.0
Industrials                  15.8                     26.4
Information Technology       19.0                      9.4
Materials                     0.0                      6.3
Telecommunication Services    1.6                      0.0
Utilities                     1.4                     12.1
Other                         1.2                      7.0


--------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2001 (unaudited)
--------------------------------------------------------


     FRONTIER GROWTH FUND           FRONTIER SMALL COMPANY VALUE FUND
------------------------------     -----------------------------------
                        % Fund                                  % Fund
                        ------                                  ------
American International           Fulton Financial Corp.            3.2%
  Group, Inc.              3.7%  Home Properties of New York, Inc. 3.2%
Alliance Capital Management      American States Water Co.         2.9%
  Holding, LP              3.6%  G & K Services, Inc.              2.9%
Citigroup, Inc.            3.2%  Cleco Corp.                       2.6%
McKesson HBOC, Inc.        2.4%  Elcor Corp.                       2.5%
Danaher Corp.              2.4%  Allete, Inc.                      2.4%
Quest Diagnostics, Inc.    2.4%  Ruby Tuesday, Inc.                2.4%
Tyco International, Ltd.   2.3%  Baldor Electric Co.               2.3%
Johnson & Johnson          2.3%  Sierra Pacific Resources          2.1%
                                                                 ------
Affiliated Computer                   Top Ten as a Group          26.5%
  Services, Inc., Class A  2.2%                                  ======
Baxter International, Inc. 2.2%
                          -----
Top Ten as a Group        26.7%
                          =====


------------------------------------------------------
FRONTIER GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2001
------------------------------------------------------------
                                         SHARES        VALUE
------------------------------------------------------------

COMMON STOCKS - 98.8%
CONSUMER DISCRETIONARY - 14.1%
AOL Time Warner, Inc. *                   3,000       99,300
Charter Communications, Inc. *            5,300       65,614
Clear Channel Communications, Inc. *      2,500       99,375
COX Communications, Inc. *                1,800       75,150
Dollar Tree Stores, Inc. *                3,800       71,782
Home Depot, Inc.                          2,200       84,414
Liberty Media Corp., Class A *            3,000       38,100
Lowes Co. Inc.                            2,200       66,586
Target Corp.                              3,000       95,250
USA Networks, Inc. *                      4,400       79,112
Wal-Mart Stores, Inc.                     1,800       89,100
Walt Disney Co., The                      1,400       25,972
                                                   ---------
  TOTAL CONSUMER DISCRETIONARY                       889,755
                                                   ---------
FINANCIALS - 21.7%
Alliance Capital Management Holding, LP   5,000      228,500
American International Group, Inc.        3,000      234,000
Bank One Corp.                            2,500       78,675
Citigroup, Inc.                           5,000      202,500
Household International, Inc.             1,500       84,570
Lehman Brothers Holdings, Inc.            1,500       85,275
Marsh & McLennan Cos., Inc.               1,200      116,040
Merrill Lynch & Co., Inc.                 2,000       81,200
State Street Corp.                        1,600       72,800
Wachovia Corp.                            2,000       62,000
XL Capital Ltd., Class A                  1,500      118,500
                                                   ---------
TOTAL FINANCIALS                                   1,364,060
                                                   ---------
HEALTH CARE - 25.2%
Barr Laboratories, Inc. *                 1,000       79,060
Baxter International, Inc.                2,500      137,625
Becton, Dickinson & Co.                   2,000       74,000
Biovail Corp. *                           2,300      106,720
Caremark RX, Inc. *                       8,100      135,108
Enzon, Inc. *                             1,800       91,800
Express Scripts, Inc. *                   2,000      110,640
First Health Group Corp. *                4,200      123,396
Johnson & Johnson                         2,600      144,040
McKesson HBOC, Inc.                       4,000      151,160
Pfizer, Inc.                              2,200       88,220
Quest Diagnostics, Inc. *                 2,400      148,080
Universal Health Services, Inc., Class B* 1,800       87,840
Wellpoint Health Networks, Inc.*          1,000      109,150
                                                   ---------
TOTAL HEALTH CARE                                  1,586,839
                                                   ---------
INDUSTRIALS - 15.8%
Canadian National Railway Co.             1,500       57,075
Canadian Pacific, Ltd.                    2,000       64,180
Certegy, Inc. *                           2,300       59,708
Concord EFS, Inc. *                       2,500      122,375
CSX Corp.                                 2,000       63,000


The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------
FRONTIER GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
------------------------------------------------------------
                                         SHARES        VALUE
------------------------------------------------------------

INDUSTRIALS (continued)
Danaher Corp.                            3,200       150,976
General Electric Co.                     2,600        96,720
IMS Health, Inc.                         1,500        37,575
SPX Corp. *                              1,000        82,900
Tyco International, Ltd.                 3,200       145,600
Waste Management, Inc.                   4,200       112,308
                                                   ---------
TOTAL INDUSTRIALS                                    992,417
                                                   ---------
INFORMATION TECHNOLOGY - 19.0%
Affiliated Computer Services, Inc.,
  Class A *                              1,700       138,397
Analog Devices, Inc. *                   3,800       124,260
Applied Micro Circuits Corp. *           5,000        35,490
Celestica, Inc. *                        2,500        68,250
Comverse Technology, Inc. *              3,800        77,824
Flextronics International *              6,000        99,240
Intel Corp.                              4,570        93,411
Lattice Semiconductor Corp. *            2,500        39,250
LSI Logic Corp. *                        4,600        54,050
Maxim Integrated Products, Inc. *        1,800        62,892
Motorola, Inc.                           3,500        54,600
Nokia Corp., Sponsored ADR               4,400        68,860
Sanmina Corp. *                          5,000        67,900
Synopsys, Inc. *                         1,800        72,198
Texas Instruments, Inc.                  2,860        71,442
Xilinx, Inc. *                           2,800        65,884
                                                   ---------
TOTAL INFORMATION TECHNOLOGY                       1,193,948
                                                   ---------
TELECOMMUNICATION SERVICES - 1.6%
American Tower Corp., Class A *          2,700        37,503
Sprint Corp., PCS Group *                2,500        65,725
                                                   ---------
TOTAL TELECOMMUNICATION SERVICES                     103,228
                                                   ---------
UTILITIES - 1.4%
El Paso Energy Partners, LP              2,500        91,000
                                                   ---------
TOTAL COMMON STOCKS
  (cost $7,768,690)                                6,221,247
                                                   ---------
OTHER INVESTMENT COMPANY - 1.3%**
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 3.23%
  (cost $80,988)                        80,988        80,988
                                                   ---------
TOTAL INVESTMENTS - 100.1%
  (cost $7,849,678)                                6,302,235
                                                   ---------
OTHER ASSETS, LESS LIABILITIES - (0.1)%               (2,766)
                                                   ---------
NET ASSETS - 100.0%                               $6,299,469
                                                  ==========


The accompanying notes are an intergral part of these financial statements.

--------------------------------------------------------
FRONTIER GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
--------------------------------------------------------
--------------------------------------------------------
Note: Based on the cost of investments of $6,189,511 for Federal income tax purposes at September 30, 2001, the aggregate gross unrealized appreciation and depreciation was $691,566 and $578,842, respectively, resulting in net unrealized appreciation of investments of $112,724.

*      Non-income-producing security.

** Yield shown for the investment company represents the September 30, 2001, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

INVESTMENT ABBREVIATIONS:
ADR:   Securities whose value is determined or
       significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American
       Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. Sponsored ADR's are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2001
------------------------------------------------------------
                                         SHARES        VALUE
------------------------------------------------------------

COMMON STOCKS - 93.0%
CONSUMER DISCRETIONARY - 12.4%
DR Horton, Inc.                           2,558       53,360
Emmis Broadcasting Corp., Class A *       2,700       38,934
Federal Signal Corp.                      5,400       95,256
Hibbett Sporting Goods, Inc. *            2,500       58,625
Keystone Automotive Industries, Inc. *    4,200       63,000
Media General, Inc.                       4,900      212,464
Prime Hospitality Corp. *                22,800      200,640
Ruby Tuesday, Inc.                       15,500      243,350
Six Flags, Inc. *                        10,200      124,746
Tower Automotive, Inc. *                  8,600       61,662
Zale Corp. *                              3,900      103,272
                                                   ---------
TOTAL CONSUMER DISCRETIONARY                       1,255,309
                                                   ---------
ENERGY - 1.7%
National-Oilwell, Inc. *                  6,500       94,250
St. Mary Land & Exploration Co.           4,700       74,871
                                                   ---------
TOTAL ENERGY                                         169,121
                                                   ---------
FINANCIALS - 24.7%
American Physicians Capital, Inc. *       7,800      162,006
Brandywine Realty Trust                   5,600      119,448
Columbia Banking Systems, Inc. *          9,630      131,931
Fulton Financial Corp.                   14,660      327,651
Great Lakes REIT, Inc.                    8,800      143,440
Harleysville Group Inc.                   4,500      104,400
HCC Insurance Holdings, Inc.              7,600      199,880
Home Properties of New York, Inc.        10,100      319,564
Independent Bank Corp. - Michigan         4,925      128,543
Parkway Properties, Inc.                  3,700      120,250
Philadelphia Consolidated Holding Co. *   4,900      170,226
Selective Insurance Group, Inc.           6,900      160,977
SL Green Realty Corp.                     6,800      214,336
Soundview Technology Group, Inc. *       36,800       73,968
Texas Regional Bancshares, Inc.           3,430      117,203
                                                   ---------
TOTAL FINANCIALS                                   2,493,823
                                                   ---------
INDUSTRIALS - 26.4%
Aeroflex Inc. *                          15,200      167,200
Albany International Corp. *             10,200      152,592
Aptargroup, Inc.                          3,200      101,760
Artesyn Technologies, Inc. *              5,300       28,832
Astec Industries, Inc. *                  6,700       87,167
Baldor Electric Co.                      11,800      234,230
Belden, Inc.                              5,000       94,000
CDI Corp. *                              11,600      186,180
Crane Co.                                 2,200       48,224
EGL, Inc. *                               4,400       39,028
Elcor Corp.                              11,500      247,595
G&K Services, Inc.                       11,100      294,705
Hall, Kinion & Associates, Inc. *        16,600       80,510
Heico Corp.                                 800       12,000

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
------------------------------------------------------------
                                         SHARES        VALUE
------------------------------------------------------------

INDUSTRIALS (continued)
Heico Corp., Class A                      5,053       58,867
HON Industries, Inc.                      3,000       65,880
Kirby Corp. *                             5,400      121,500
Korn/Ferry International *                7,700       63,525
Kroll Inc. *                             10,000      113,900
National Service Industries, Inc.         2,700       55,755
Plexus Corp. *                            2,800       66,024
Power-One, Inc. *                        13,100       80,565
Werner Enterprises, Inc.                  7,900      132,088
Yellow Corp. *                            7,100      144,414
                                                   ---------
TOTAL INDUSTRIALS                                  2,676,541
                                                   ---------
INFORMATION TECHNOLOGY - 9.4%
Ascential Software Corp. *               25,000       82,500
Braun Consulting, Inc. *                  9,800       35,280
Documentum, Inc. *                        9,100       74,529
InterVoice, Inc. *                       10,200      105,876
Metawave Communications Corp. *          33,100       89,370
MRO Software, Inc. *                      8,000       81,600
Richardson Electronics, Ltd.             19,600      161,896
Sapient Corp. *                          10,900       41,965
SBS Technologies, Inc. *                  8,900       99,324
Sybase, Inc. *                            4,800       44,640
Sykes Enterprises, Inc. *                14,800       82,584
Vitria Technology, Inc. *                23,400       47,970
                                                   ---------
TOTAL INFORMATION TECHNOLOGY                         947,534
                                                   ---------
MATERIALS - 6.3%
Albemarle Corp.                           2,900       54,810
Centex Construction Products, Inc.        6,800      200,940
H.B. Fuller Co.                           3,500      160,300
Minerals Technologies, Inc.               4,600      173,604
OM Group, Inc.                              900       49,500
                                                   ---------
TOTAL MATERIALS                                      639,154
                                                   ---------
UTILITIES - 12.1%
Allete, Inc.                              9,600      246,144
American States Water Co.                 8,000      296,000
Cleco Corp.                              12,900      265,869
Piedmont Natural Gas Co.                  6,400      199,296
Sierra Pacific Resources                 14,200      214,420
                                                   ---------
Total Utilities                                    1,221,729
                                                   ---------
Total Common Stocks
  (cost $10,307,713)                               9,403,211
                                                   ---------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
------------------------------------------------------------
                                         SHARES        VALUE
------------------------------------------------------------

SHORT-TERM INVESTMENTS - 9.7%
OTHER INVESTMENT COMPANIES - 4.6%**
JPMorgan Prime Money Market Fund,
Institutional Class Share, 3.23%        462,865      462,865
                                                   ---------
REPURCHASE AGREEMENT - 5.1%
State Street Bank & Trust Co.,
  dated 09/28/01, due 10/01/01,
  2.05%, total to be received         PRINCIPAL
  $519,537 (secured by $520,000         AMOUNT
  FNMA 5.0%, due 10/17/03),           ---------
  at cost                               519,448      519,448
                                                   ---------
TOTAL SHORT-TERM INVESTMENTS
  (cost $982,313)                                    982,313
                                                   ---------
TOTAL INVESTMENTS - 102.7%
  (cost $11,290,026)                              10,385,524
Other Assets, less Liabilities - (2.7)%             (277,942)
                                                  ----------
Net Assets - 100.0%                              $10,107,582
                                                 ===========


Note: Based on the cost of investments of $10,771,769 for Federal income tax purposes at September 30, 2001, the aggregate gross unrealized appreciation and depreciation was $752,567 and $1,138,812, respectively, resulting in net unrealized depreciation of investments of $386,245.

*      Non-income-producing security.

** Yield shown for the investment company represents the September 30, 2001, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

INVESTMENT ABBREVIATIONS:
FNMA:  Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------
FRONTIER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2001
----------------------------------------------------------

                                                          Frontier
                                        Frontier           Small
                                         Growth           Company
                                          Fund           Value Fund
                                      ------------      ------------

ASSETS:
Investments at value                  $ 6,302,235       $ 10,385,524
Cash                                        1,918              -
Receivable for investments sold           226,195            299,823
Dividends and interest receivable           2,220             14,631
Receivable due from advisor                 1,057              1,924
Prepaid expenses                            3,908                101
                                      -----------       ------------
Total assets                          $ 6,537,533       $ 10,702,003
                                      -----------       ------------
LIABILITIES:
Payable for investments purchased         187,195            548,012
Payable for Fund shares repurchased         1,511              -
Accrued expenses:
Investment advisory and management fees     -                  1,830
Distribution fees                          20,663             15,617
Professional fees                          15,578             16,147
Other                                      13,117             12,815
                                      -----------       ------------
Total liabilities                         238,064            594,421
                                      -----------       ------------
NET ASSETS
Shares outstanding                    $ 6,299,469       $ 10,107,582
                                      ===========       ============
Net asset value, offering and redemption
  price per share                           $5.44              $9.49
                                            =====              =====
NET ASSETS REPRESENT:
  Paid-in capital                     $14,336,228       $ 10,779,716
Undistributed net investment income         -                 18,691
Accumulated net realized gain (loss)
  From investments                       (425,185)           454,525
Net unrealized depreciation of
  investments                          (7,611,574)        (1,145,350)
                                      -----------       ------------
NET ASSETS                            $ 6,299,469       $ 10,107,582
                                      ===========       ============
Investments at cost 11,290,026        $ 7,849,678       $ 11,290,026
                                      ===========       ============


The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------
FRONTIER FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2001
-----------------------------------------------------------



                                                       FRONTIER
                                        FRONTIER        SMALL
                                         GROWTH        COMPANY
                                          FUND        VALUE FUND *
                                    --------------   -------------

INVESTMENT INCOME:
  Interest income                    $     15,120     $      9,473
  Dividend income                          42,052          111,605
  Foreign withholding tax                    (233)           -
                                     ------------     ------------
  Total investment income                  56,939          121,078
                                     ------------     ------------
EXPENSES:
  Investment advisory and management fees  70,254           68,715
  Registration fees                        29,718           23,026
  Custodian                                26,932           20,402
  Distribution fees                        20,663           15,617
  Transfer agent                           19,118           10,688
  Professional fees                        16,958           17,218
  Trustees fees and expenses                  827              701
  Miscellaneous                               633              485
                                     ------------     ------------
  Total expenses before offsets           185,103          156,852
Less: Expense reimbursements              (79,229)         (63,433)
      Expense reductions                   (3,386)            (342)
                                     ------------     ------------
  Net expenses                            102,488           93,077
                                     ------------     ------------
  Net investment income (loss)            (45,549)          28,001
                                     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments      2,639,102          565,639
  Net unrealized depreciation
    of investments                     (7,611,574)      (1,145,350)
                                     ------------     ------------
Net realized and unrealized loss       (4,972,472)        (579,711)
                                     ------------     ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS          $ (5,018,021)    $   (551,710)
                                     ============     ============


* Commencement of operations was February 28, 2001.

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------
FRONTIER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                                    FRONTIER SMALL
                                   FRONTIER         COMPANY VALUE
                                  GROWTH FUND            FUND
                                 ------------       ---------------
                                    For the            For the
                                 period* ended       period* ended
                              September 30, 2001   September 30, 2001
                              ------------------   ------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)     $   (45,549)      $    28,001
  Net realized gain on investments   2,639,102           565,639
  Net unrealized depreciation
    of investments                  (7,611,574)       (1,145,350)
                                   -----------       -----------
  Net decrease in net assets
    resulting from operations       (5,018,021)         (551,710)
                                   -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain
    on investments                     (34,881)            -
                                   -----------       -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from the sale of shares  11,775,145        10,663,792
  Reinvestment of distributions         34,881             -
  Cost of shares repurchased          (457,655)           (4,500)
                                   -----------       -----------
  Net increase from capital share
    transactions                    11,352,371        10,659,292
                                   -----------       -----------
    Total increase in net assets     6,299,469        10,107,582
                                   ===========       ===========
NET ASSETS:
  Beginning of period                    -                 -
                                   -----------       -----------
  End of period                    $ 6,299,469       $10,107,582
                                   ===========       ===========
End of period undistributed
  net investment income            $     -           $    18,691
---------------------------------------------------------------------
SHARE TRANSACTIONS:
  Sale of shares                     1,218,300         1,065,057
  Shares issued in connection with
    reinvestment of distributions        4,264             -
  Shares repurchased                   (65,349)             (432)
                                   -----------       -----------
  Net increase in shares             1,157,215         1,064,625
                                   ===========       ===========


* Commencement of operations was February 28, 2001.

The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------
FRONTIER GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year ended
September 30, 2001
--------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF YEAR                      $10.00
                                                    ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                    (0.04)
  Net realized and unrealized loss on investments        (4.49)
                                                    ----------
Total from investment operations                         (4.53)
                                                    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                       (0.03)
                                                    ----------
NET ASSET VALUE, END OF YEAR                             $5.44
                                                    ==========
---------------------------------------------------------------
Total Return (a)                                        (45.40)%
===============================================================
Ratio of net expenses to average net assets               1.24%
Ratio of net investment loss to average net assets       (0.55)%
Portfolio turnover                                         126%
Net assets at end of year (000's omitted)               $6,299
===============================================================
Expense Offsets (b)
-------------------
Ratio of total expenses to average net assets             2.23%
Ratio of net investment loss to average net assets       (1.55)%
===============================================================

(a) Total return would have been less absent the expense offsets and reductions.
(b) Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)

--------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period*
ended September 30, 2001
---------------------------------------------------------------



NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
                                                        ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.02
Net realized and unrealized loss on investments            (0.53)
                                                        ---------
Total from investment operations                           (0.51)
                                                        ---------
NET ASSET VALUE, END OF PERIOD                             $9.49
                                                        =========
-----------------------------------------------------------------
Total Return (a)                                           (5.10)%(b)
=================================================================
Ratio of net expenses to average net assets                 1.49%(c)
Ratio of net investment income to average net assets        0.45%(c)
Portfolio turnover                                            79%(b)
Net assets at end of period (000' s omitted)             $10,108
=================================================================
Expense Offsets (d)
--------------------
Ratio of total expenses to average net assets               2.51%(c)
Ratio of net investment loss to average net assets         (0.57)%(c)
=================================================================


*   Commencement of operations was February 28, 2001.
(a) Total return would have been less absent the expense offsets and reductions.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)

--------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
September 30, 2001
--------------------------------------------------------
 (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940, as amended (the "1940 Act"). Currently, the
Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Frontier Growth Fund ("Growth") and Frontier Small Company Value Fund ("Small Company Value")
(each a "Fund" and collectively the "Funds").

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the New York Stock
Exchange ("NYSE"), or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last quoted sale price or, lacking any sales, at the last quoted bid price. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end-of-day net asset value per share. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the

-------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------
fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds have a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to each Fund. For the year ended September 30, 2001, the custodian expense was reduced under this arrangement by $3,386 for Growth. Under the same arrangement, the custodian expense for Small Company Value was reduced by $342 for the period from February 28, 2001
(commencement of operations) to September 30, 2001.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income, if any, normally will be declared and paid annually in December.
Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL STOCK
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to each Fund in connection with the issuance of shares are based on the valuation of those securities in accordance with the Funds' policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At September 30, 2001, certain shareholders individually held greater than 10% of the outstanding shares of the Funds as follows: Growth - two own 23%; and Small
Company Value - two own 69%.

-------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------
(g) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management
Agreement under which The Managers Funds LLC (the
"Investment Manager"), a subsidiary of Affiliated
Managers Group, Inc. ("AMG"), serves as investment manager to the Funds and is responsible for the Funds' overall administration. The Funds' are distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Funds' investment portfolios are managed by Frontier Capital Management Company, LLC
("Frontier"), which serves pursuant to a Sub-Advisory
Agreement by and between the Investment Manager and Frontier with respect to each of the Funds. AMG indirectly owns a majority interest in Frontier. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Growth Fund is obligated by the Investment Management
Agreement to pay an annual management fee to the Investment
Manager of 0.85% of the average daily net assets. The
Investment Manager, in turn, pays Frontier 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Small Company Value is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.10% of the average daily net assets. The Investment Manager, in turn, pays Frontier 1.10% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment
Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds.
The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and
Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least September 30, 2002, to waive fees and pay or reimburse the Funds to the extent that the total operating expenses exceed 1.24% and 1.49%, respectively, of Growth's and Small Company Value's average daily net assets. The
Funds are obligated to repay the Investment Manager such amount waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund's total

--------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------
operating expenses in any such year to exceed 1.24% and 1.49%, respectively, of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.
For the year ended September 30, 2001, the Investment
Manager reimbursed Growth $79,229.  For the period February
28, 2001 (commencement of operations) to September
30, 2001, the Investment Manager reimbursed Small Company
Value $63,433.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust was $4,000. Effective
September 6, 2001 the aggregate annual fee was increased to $5,000. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

The Funds have entered into a distribution agreement with MDI to act as distributor of the Funds. The Funds have adopted a distribution plan to pay for the marketing of each Fund's shares. Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25% of each Fund's average daily net assets.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended September 30, 2001, for Growth were $15,642,368 and $9,170,388, respectively.
Purchases and sales of securities, excluding short-term securities, from February 28, 2001 (commencement of operations) to September 30, 2001, for Small Company
Value were $17,320,273 and $7,998,437, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

(4) PORTFOLIO SECURITIES LOANED
Each Fund may participate in a securities lending program providing for the lending of equity, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund lending the security, according to agreed-upon rates.

(5) TAX INFORMATION (UNAUDITED)
Pursuant to Section 852 of the Internal Revenue Code, the
Growth Fund designated $32,222 as a 20% capital gain distribution for the fiscal year ended September 30, 2001.

---------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------
To the Trustees of Managers AMG Funds and the Shareholders of Frontier Growth Fund and Frontier Small Company Value
Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Frontier Growth Fund and Frontier Small
Company Value Fund (hereafter referred to as the "Funds"), at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2001

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              [MANAGERS AMG FUNDS LOGO]

INVESTMENT MANAGER AND ADMINISTRATOR
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
Frontier Capital Management Company, LLC
99 Summer Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski

*Interested person


This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling
1-800-835-3879. Distributed by Managers Distributors, Inc., a NASD member.

                www.managersamg.com

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